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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         March 9, 2001



                               U.S. REALTEL, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      0-30401                    36-4360426
----------------------------        ---------------          -------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation                  No.)                 Identification No.)


One Financial Plaza, Suite 1101, Fort Lauderdale, Florida                  33394
--------------------------------------------------------------------------------
(Address of principal executive office)                               (Zip code)


Registrant's telephone number, including area code: (954) 462-0449

             555 West Madison, Atrium Level South, Chicago, Il 60661
             -------------------------------------------------------
         (Former Names or Former Address, if Changed Since Last Report)






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ITEM 9.           REGULATION FD DISCLOSURE

         The Company's Board of Directors has selected May 25, 2001 as the date of its 2001 Annual Meeting of Stockholders.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 U.S. REALTEL, INC.



Date:  March 9, 2001                             By: /s/ Mark Grant
                                                     ---------------------------
                                                     Mark Grant
                                                     President




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